NOTE AMENDMENT AND INTEREST
CONVERSION AGREEMENT

            THIS NOTE AMENDMENT AND INTEREST CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of, but not necessarily on, the 15th day of November, 2013 (the “Effective Date”), among Arkanova Energy Corporation, a Nevada corporation (the “Parent”), Arkanova Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of the Parent (the “Company”), and Aton Select Funds Limited (the “Investor”).

Background

            A.        The Company is currently indebted to the Investor in the principal amount of US$10,106,025.00 under that certain amended and restated secured promissory note from the Company to Investor entered into as of February 6, 2013 (the “Note”);

            B.        The Company, Investor and the Parent have reached an agreement whereby: (i) the maturity date under the Note shall be extended from March 31, 2014 to December 31, 2015 (the “Extension”); (ii) the Investor shall convert the outstanding accrued interest under the Note equal to US$466,815.29 into 4,668,152 shares of the Parent’s common stock (the “Shares”) at a deemed price of US$0.10 per Share (the “Conversion”); and (iii) the Investor shall loan to the Company an additional US$1,705,000.00 (the “Additional Loan Amount”) such that the outstanding balance under the Note equals US$11,811,025.00; and

            C.        The Company, the Parent and the Investor now desire to formalize the terms and conditions of the Extension and the Conversion.

Terms and Conditions

            In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.        The Extension. At the Effective Date the Investor shall extend the Note maturity date to December 31, 2015.

            2.        The Conversion. The Investor hereby irrevocably subscribes for and agrees to acquire from the Parent the Shares at a deemed price of US$0.10 per Share as satisfaction of the outstanding accrued interest immediately prior to the Effective Date equal to US$466,815.29, which represents full and final payment of the outstanding accrued interest immediately prior to the Effective Time.

            3.        Modified Loan. At the Effective Date the Investor shall increase the outstanding balance of its loan to the Company under the Note from US$10,106,025.00 to US$11,811,025.00 by wire transfer to the account of the Company at its bank in Austin, Texas, the Additional Loan Amount of US$1,705,000. The combined new principal balance of the loan from the Investor to the Company shall be evidenced by this Agreement to be appended to the Note.

            4.        Schedules. In connection with the Conversion and the Additional Loan Amount, the Investor must complete and sign Exhibit A “Certificate of Non-U.S. Shareholder” to ensure the Investor meets the standards of participation in a private placement under applicable U.S. securities law. In addition, the Investor must complete sign Exhibit B “Release” from any liability of the Company associated with or related to the outstanding accrued interest immediately prior to the Effective Date.

            5.        General. The Note will be deemed to be amended in all manners and respects in order to give full force and effect to this Agreement and, in all other respects, the Note will remain unchanged and in full force and effect.

            6.        Counterparts. This Agreement may be executed in multiple counterparts and all counterparts taken together shall be deemed to constitute one and the same document. This Agreement may be executed and delivered by facsimile or electronic transmission.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ARKANOVA ACQUISITION CORPORATION

By: “Pierre Mulacek”
       Pierre Mulacek, President

ARKANOVA ENERGY CORPORATION

By: “Pierre Mulacek”
       Pierre Mulacek, President

ATON SELECT FUNDS LIMITED

By: “David Dawes”
       David Dawes, Director

Exhibit A

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of shares of Arkanova Energy Corporation’s common stock (the “Shares”) to the undersigned in satisfaction of outstanding accrued interest under an amended and restated secured promissory note from Arkanova Acquisition Corporation to the undersigned and an additional loan amount pursuant to the note, the undersigned hereby agrees, acknowledges, represents and warrants that:

            1.        the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

            2.        the Shares have not been nor will the Shares be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

            3.        the undersigned understands and agrees that offers and sales of any of the Shares prior to the expiration of a period of six months after the date of original issuance of the Shares (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

            4.        the undersigned understands and agrees not to engage in any hedging transactions involving any of the Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

            5.        the undersigned is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

            6.        the undersigned has not acquired the Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the undersigned may sell or otherwise dispose of the Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

            7.        the statutory and regulatory basis for the exemption claimed for the sale of the Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

            8.        Arkanova Energy Corporation has not undertaken, and will have no obligation, to register any of the Shares under the U.S. Securities Act;

            9.        Arkanova Energy Corporation is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in this Certificate, and the undersigned will hold harmless Arkanova Energy Corporation from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

            10.        the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and, with respect to applicable resale restrictions, is solely responsible (and Arkanova Energy Corporation is not in any way responsible) for compliance with applicable resale restrictions;

            11.        the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Arkanova Energy Corporation in connection with the acquisition of the Shares, and to obtain additional information, to the extent possessed or obtainable by Arkanova Energy Corporation without unreasonable effort or expense;

            12.        the books and records of Arkanova Energy Corporation were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Shares under the Note have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

            13.        the undersigned (i) is able to fend for itself in connection with the acquisition of the Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

            14.        the undersigned is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

            15.        no Person has made to the undersigned any written or oral representations:

(a)	that any Person will resell or repurchase any of the Shares;

(b)	that any Person will refund the purchase price of any of the Shares;

(c)	as to the future price or value of any of the Shares; or

(d)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system;

            16.        none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

            17.        the undersigned is outside the United States when receiving and executing this Certificate and is acquiring the Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other Person has a direct or indirect beneficial interest in the Shares;

            18.        neither the U.S. Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

            19.        the Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

            20.        the undersigned acknowledges and agrees that Arkanova Energy Corporation shall refuse to register any transfer of Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act; and

            21.        the undersigned understands and agrees that the Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Dated _____________________________, 20____.

ATON SELECT FUNDS LIMITED

By: ______________________________________
       David Dawes, Director

Exhibit B

RELEASE

1.        GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS that ATON SELECT FUNDS LIMITED (the “Purchaser”), on its own behalf and also on behalf of its heirs, executors, administrators, successors and assigns and all persons or legal entities entitled to make any subrogated claims on his behalf or in its name (all of whom are hereinafter collectively referred to as the “Releasors”), for and in consideration of the subscription for 4,668,152 common shares in the capital of Arkanova Energy Corporation at a deemed price of US$0.10, and all other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby remise, release, forever discharge, hold harmless and indemnify Arkanova Energy Corporation and Arkanova Acquisition Corporation, and all of their past or present administrators, employees, officers, directors, adjusters, solicitors, agents, successors and assigns, as applicable, (all of whom are hereinafter collectively referred to as the “Releasees”), of and from any and all manner of actions, causes of action, suits, debts, sums of money, dues, expenses, general damages, special damages, costs, claims and demands of any and every kind and nature whatsoever including all types of subrogated claims and claims for indemnity or contribution, at law or in equity, or under any statute, which the Releasors, any of them or anyone else claiming through them or in their name ever had, now have or which they hereafter may have against the Releasees or any of them, and without restricting the generality of the forgoing, by reason of or arising out of or in any way connected to any liability of the Releasees whether associated with or related to the outstanding accrued interest equal to US$466,815.29 owed to the Releasors by the Arkanova Acquisition Corporation as of November 14, 2013 pursuant to an amended and restated secured promissory note from Arkanova Acquisition Corporation to the Purchaser entered into as of February 6, 2013.

2.        FACTS CURRENTLY KNOWN

All parties to this Release acknowledge that the facts in respect of which this Release is made may prove to be other than, or different from, the facts now known or believed to be true. All parties to this Release accept and assume the risk of the facts being different and agree that this Release shall in all respects be enforceable and not subject to termination, rescission, or variation by discovery of any difference in facts or by discovery of any new facts.

3.        ENTIRE AGREEMENT

This Release contains the entire agreement between all parties to this Release and cancels and supersedes any prior understandings and agreements between the parties. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Release.

4.        UNENFORCEABLE PROVISIONS

If any paragraph or section or any portion of any paragraph or section of this Release is determined to be unenforceable or invalid for any reason by a Court of competent jurisdiction, that unenforceability or invalidity will not affect the enforceability or validity of the remaining portions of this Release, and such unenforceable paragraph or section or portion thereof will be severed from the remainder of this Release and the remaining paragraphs or sections thereof will be and remain in full force and effect.

5.        INDEPENDENT LEGAL ADVICE

The parties to this Release acknowledge that they have executed this Release voluntarily after receiving independent legal advice from their solicitors.

6.        CAPACITY TO EXECUTE

All parties to this Release covenant that they have sufficient capacity to execute this Release and have read this Release and know the contents thereof, and hereby execute this Release of their own free act and will, fully understanding the contents hereof, and say that they have not been influenced to any extent whatsoever in making this Release by any representations or statements by any of the parties to this Release or by any person or persons representing any of the parties to this Release or acting on its behalf. The Releasors further declare that they have carefully read this Release, the terms of which are contractual and not a mere recital, that the entire contents hereof are fully understood by them and that the same is being executed as their own free act and without any pressure or duress of any description.

7.        GOVERNING LAW

This Release shall be governed by and constructed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF the undersigned, on his own behalf and also on behalf of the Releasors as defined herein, have executed this Release, at _____________________, this ________ day of __________________, 2013.

ATON SELECT FUNDS LIMITED

By: ______________________________________
       David Dawes, Director